SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 11, 2000

                               Vista Bancorp, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      New Jersey                       0-21264                     22-2870972
  -------------------               -------------               ----------------
(State or other jurisdiction        (Commission               (I.R.S. employer
of incorporation)                   file number)              Id. No.)

305 Roseberry Street, P.O. Box 5360, Phillipsburg, New Jersey          08865
-------------------------------------------------------------       ------------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code: (908) 859-9500

Former name or former address, if changed from last report: Not Applicable.

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                               VISTA BANCORP, INC.
                                    FORM 8-K

Item 1. Changes in Control of Registrant

            Not Applicable.

Item 2. Acquisition or Disposition of Assets.

            Not Applicable.

Item 3. Bankruptcy or Receivership.

            Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 5. Other Events.

            The Registrant received notice from the Office of the Comptroller of the Currency ("OCC") that the Plan of Merger between the Registrants two wholly owned subsidiary banks, Phillipsburg National Bank and Trust Company and Twin Rivers Community Bank has been approved. The resulting bank will trade under the name of Vista Bank, National Association. It is anticipated that the effective date for the Plan of Merger will be September 5, 2000.

Item 6. Resignations of Registrant's Directors.

            Not Applicable.

Item 7. Financial Statements and Exhibits.

            A copy of the OCC letter of approval with respect to the unification is attached hereto and incorporated in its entirety herein.

Item 8. Change in fiscal year.

            Not Applicable

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VISTA BANCORP, INC.
                                            -------------------
                                            (Registrant)


Date: July 11, 2000                    /s/ Barbara Harding
                                       -----------------------------------------
                                       Barbara Harding, President and
                                       Chief Executive Officer